UNTIED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Aldabra 2 Acquisition Corp.
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 28, 2008, Aldabra 2 Acquisition Corp. issued the following press release:

FOR IMMEDIATE RELEASE

Aldabra 2 Acquisition Corp. Plans NYSE Stock Listing and Name Change
to Boise Inc. (New Stock Symbol to be “BZ”)

New York, NY – January 28, 2008 – Aldabra 2 Acquisition Corp. (AMEX: AII.U, AII, AII.WS, “Aldabra,” the “Company”) announced today that it has been cleared to file an application to list its common stock and warrants on the New York Stock Exchange (“NYSE”).  Listing on the NYSE is subject to completion of Aldabra’s proposed acquisition of the packaging and paper manufacturing businesses of Boise Cascade, LLC (“Boise Cascade”) and final NYSE approval.  Aldabra plans to change its name to Boise Inc. (“Boise”) after the acquisition and anticipates trading under the ticker symbol “BZ.”

“We’re excited about Boise’s continuing operating success and the recent pricing strength throughout the paper and packaging markets,” said Nathan Leight, Chairman of Aldabra 2 Acquisition Corp.  “The New York Stock Exchange’s clearance to apply for listing is an important milestone, bringing Aldabra one step closer to our goal of acquiring Boise Cascade’s paper and packaging assets.  Listing on the NYSE will provide our investors with access to the world’s largest and most liquid exchange.”

"Aldabra 2’s transfer to the NYSE as Boise Inc. supports the company's transformation and emergence as a leading public packaging and paper manufacturer," said NYSE Euronext CEO Duncan L. Niederauer.  "We look forward to building a strong relationship with Boise and to providing the company with the highest market quality, unsurpassed brand visibility and unparalleled services that issuers have come to expect from the NYSE."

A special meeting of shareholders is scheduled to take place on February 5, 2008 at 10:00 a.m., Eastern Standard Time, to vote on the proposed acquisition of Boise Cascade L.L.C.’s paper and packaging business.  The special meeting will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas New York, New York 10036.  Stockholders of record as of the close of business on January 16th, 2008 are entitled to vote at the special meeting.

The proposed acquisition is subject to customary closing conditions and the approval of Aldabra's stockholders.  In particular, the closing is conditioned on holders of fewer than 40% of the shares of Aldabra common stock issued in its initial public offering voting against the transaction and electing to convert those shares into cash, as permitted by Aldabra's certificate of incorporation.  The setting of the record date and the meeting date and mailing of definitive proxy material provide no assurance that the acquisition will occur.

ADDITIONAL INFORMATION

Copies of the proxy statement and other relevant documents filed by Aldabra, which contain information about Aldabra and the business it plans to acquire, are available without charge at the U.S. Securities and Exchange Commission's Internet site (http://www.sec.gov).  Stockholders of Aldabra are urged to read the proxy statement regarding its proposed acquisition.

The Company, its current directors and executive officers, and certain individuals nominated to serve as the Company’s directors or executive officers following the proposed acquisition may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with such acquisition.  In addition, Lazard Capital Markets LLC and Pali Capital, Inc., two of the underwriters for the Company’s IPO, may assist in these efforts and may also be deemed to be participants in such solicitations of proxies.  Information regarding the Company's current directors and executive officers is available in the Company’s Registration Statement on Form S-1 (Registration Nos. 333-141398 and 333-143890), which was filed with the SEC on March 19, 2007, and subsequent amendments thereto, and are also contained in the Company’s definitive proxy statement.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement filed with the SEC.

In connection with the proposed acquisition, the Company has filed with the SEC a definitive proxy statement and other relevant documents.  These materials contain important information, and we caution investors to carefully read them before making a decision concerning the transaction.

FORWARD-LOOKING STATEMENTS

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release.  Such risk factors include, among others: costs associated with running the business proposed to be acquired by Boise Inc. as a stand-alone business; uncertainties as to the timing of the acquisition and the ability to obtain financing; approval of the transaction by Aldabra’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; the competitive environment in the paper industry of and competitive responses to the proposed acquisition; the fulfillment of any remaining conditions to the Company’s listing on the NYSE and other factors listed from time to time in the Company’s public filings with the Securities and Exchange Commission, including, without limitation, the Company’s quarterly reports on Form 10-Q and the Company’s current reports on Form 8-K.  Actual results may differ materially from those contained in the forward-looking statements in this press release.  Aldabra and Boise Cascade undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:
Josh Hochberg or Elyse Lavinio
Sloane & Company on behalf of Aldabra 2 Acquisition Corp.
(212) 486-9500